     As filed with the Securities and Exchange Commission on April 4, 2002.
                                                    Registration No. ___________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                                ----------------

                          THE WILLIAMS COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                ----------------

            Delaware                                             73-0569878
 (State or Other Jurisdiction of                              (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)

           One Williams Center                                     74172
             Tulsa, Oklahoma                                     (Zip Code)
 (Address of Principal Executive Offices)

                                ----------------

                        THE WILLIAMS INVESTMENT PLUS PLAN
                              (Full title of plan)
                                ----------------

                             SUZANNE H. COSTIN, ESQ.
                          The Williams Companies, Inc.
                      One Williams Center, Tulsa, OK 74172
                                 (918) 573-2000
            (Name, address and telephone number of agent for service)
                                ----------------

                         CALCULATION OF REGISTRATION FEE

                                          Proposed            Proposed
Title of Each Class       Amount          Maximum             Maximum               Amount of
of Securities to          to be           Offering Price      Aggregate             Registration
be Registered(1)          Registered      Per Unit(2)         Offering Price(3)     Fee
-------------------------------------------------------------------------------------------------
Common Stock,
($1 par value)            10,000,000(4)   $23.75              $237,500,000          $21,850
=================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

(2) Estimated based on the reported New York Stock Exchange composite transactions closing price on April 1, 2002.

(3)      Estimated solely for the purpose of calculating the filing fee.

(4) Includes a number of Rights issuable under The Williams Companies, Inc. Rights Plan equal to one-half of the number of shares registered hereunder.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are hereby incorporated by reference and made a part of this Registration Statement:

         (a) Williams' Annual Report on Form 10-K for the year ended December 31, 2001.

         (b) Williams' Current Reports on Form 8-K filed January 4, 23 and 30, February 5 and 19, March 7, 8, 13, 20, 27 and 28 and April 1, 2002.

         (c) The description of Williams' common stock, par value $1.00 per share, contained in Williams' Registration Statement on Form S-3 filed April 4, 2002.

         (d) The Plan's Annual Report on Form 11-K for the year ended December 31, 2000.

         All reports subsequently filed by Williams pursuant to Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934, prior to the termination of the offering, shall be deemed to be incorporated herein by reference and to be a part hereof.

         Pursuant to General Instruction E to Form S-8, the contents of Williams' Registration Statement No. 33-40979 on Form S-8 filed May 31, 1991, and Williams' Registration Statement No. 33-51549 filed December 17, 1993, are incorporated by reference herein.

ITEM 8.  EXHIBITS.

          4.1* Williams' Restated Certificate of Incorporation, as supplemented (filed as Exhibit 3.1 to Williams' Registration Statement on Form S-3 filed April 4, 2002).

         23.1     Consent of Ernst & Young LLP.

         24.1     Power of Attorney.

         24.2 Certified copy of resolution authorizing signatures pursuant to Power of Attorney.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, Williams certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa and State of Oklahoma on the 4th day of April, 2002.


                                        THE WILLIAMS COMPANIES, INC.
                                        (Registrant)



                                        By /s/ Suzanne H. Costin
                                           -------------------------------------
                                           (Suzanne H. Costin, Attorney-in-fact)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 4, 2002:


         SIGNATURE                           TITLE
         ---------                           -----

                     *                       Chairman of the Board
         --------------------------          (Principal Executive Officer)
         Keith E. Bailey

                     *                       Senior Vice President
         --------------------------          (Principal Financial Officer)
         Jack D. McCarthy

                     *                       Controller
         --------------------------          (Principal Accounting Officer)
         Gary R. Belitz


                     *                       Director
         --------------------------
         Hugh M. Chapman


                     *                       Director
         --------------------------
         Glenn A. Cox


                      *                      Director
         --------------------------
         Thomas H. Cruikshank


                     *                       Director
         --------------------------
         William E. Green

                      *                      Director
         --------------------------
          W. R. Howell


                     *                       Director
         --------------------------
         James C. Lewis


                     *                       Director
         --------------------------
         Charles M. Lillis


                     *                       Director
         --------------------------
         George A. Lorch


                     *                       Director
         --------------------------
         Frank T. MacInnis


                     *                       Director
         --------------------------
         Steven J. Malcolm


                     *                       Director
         --------------------------
         Gordon R. Parker


                     *                       Director
         --------------------------
         Janice D. Stoney


                    *                        Director
         --------------------------
         Joseph H. Williams


*By      /s/ Suzanne H. Costin
         --------------------------
         (Suzanne H. Costin, Attorney-in-fact)

         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa and State of Oklahoma on the 4th day of April, 2002.

                                            THE WILLIAMS INVESTMENT PLUS PLAN


                                            By: /s/ SCOTT H. WELCH
                                               --------------------------------
                                            Scott H. Welch
                                            Special Benefits Counsel
                                            The Williams Companies, Inc.

                               INDEX TO EXHIBITS.

Exhibit           Description
-------           -----------
  4.1*            Williams' Restated Certificate of Incorporation,
                  as supplemented (filed as Exhibit 3.1 to Williams'
                  Registration Statement on Form S-3 filed April 4, 2002).

 23.1             Consent of Ernst & Young LLP.

 24.1             Power of Attorney.

 24.2 Certified copy of resolution authorizing signatures pursuant to Power of Attorney.